Exhibit 10.4

STABLES – JTVT II & III	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. THREE – OCTOBER 19, 2009

This Amendment No. THREE entered into on the 19th day of October, 2009, at Miami, Oklahoma by the parties of the Management Agreement dated December 12, 1996, approved by the NIGC on January 14, 1997 which was amended by Amendment No. ONE dated April 30, 2003 with NIGC approval dated September 5, 2003 and by Amendment No. TWO dated November 30, 2006 with NIGC approval dated March 20, 2007. The parties to this Amendment No. 3, as defined in the Management Agreement, are the “Modoc Tribe”, hereafter referred to as “Tribe”, and Butler National Service Corporation, hereafter referred to as “Manager”; and for approval by the National Indian Gaming Commission hereafter referred to as “Commission”.

1.0	Recitals.

1.1
The Tribe desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997, as amended by Amendment No. ONE that was approved by the Commission on September 5, 2003; and as further amended by Amendment No. TWO that was approved by the Commission on March 20, 2007.

1.2
The Manager desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997, as amended by Amendment No. ONE that was approved by the Commission on September 5, 2003, and as further amended by Amendment No. TWO that was approved by the Commission on March 20, 2007.

1.3
The Enterprise opened for business to the public to offer Class II and Class III Gaming as a joint venture pursuant to the Joint Venture Agreement between the Miami Tribe of Oklahoma and the Modoc Tribe dated October 18, 1994. The term of the Joint Venture Agreement was for fifteen (15) years. Upon the expiration of the Joint Venture Agreement term and pursuant to the terms of the Joint Venture Agreement, the Joint Venture between the Miami Tribe of Oklahoma and the Modoc Tribe was terminated. The Modoc Tribe now exclusively owns the Enterprise and desires to continue with terms of the Management Agreement with Manager as approved with the latest amendments as described above.

AMENDMENT NO. THREE – OCTOBER 19, 2009

STABLES – JTVT II & III	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. THREE – OCTOBER 19, 2009

1.4	The Tribe desires to revise the parties to the Management Agreement to remove all references to the Miami Tribe of Oklahoma or Miami Tribe and to replace all such references with only the Modoc Tribe.

1.5	The Manager desires to revise the parties to the Management Agreement to remove all references to the Miami Tribe of Oklahoma or Miami Tribe and replace all such references with only the Modoc Tribe.

1.6
The Tribe and Manager desire to change section 2.3 Tribal Representatives to delete “Miami Tribe, pursuant to its law, has established the Miami Tribe Business Committee to manage all tribal business affairs. Miami Tribe hereby appoints and designates the Chief of the Miami Tribe Business Committee to be the Tribe’s duly appointed ‘Miami Tribal Representative’”, and replace the deleted words with: “For the second Tribal Representative to the Management Committee, the Modoc Tribe hereby appoints and designates the Second Chief of the Modoc Tribe Elected Council to be the Tribe’s duly appointed second ‘Modoc Tribal Representative.’”

1.7
The Tribe and Manager desire to change section 2.10 Tribal Gaming Commission to remove the reference to the Miami Tribe in the first sentence. Section 2.10 shall now state: “Tribal Gaming Commission” or “MMTGC” shall mean the gaming commission of the Modoc Tribe. The MMTGC will operate as authorized by the Modoc Tribe gaming ordinances for Class II (approved by the NIGC November 8, 1993) and Class III (approved by the NIGC on December 15, 1994).

1.8	The Tribe and Manager desire to change section 7.1 Compensation of Manager at twenty percent (20%) and the distribution at eighty percent (80%) to the Modoc Tribe.

1.9
The Tribe and Manager desire to change section 11. Dispute Provisions to state: “The Modoc Tribe Gaming Commission is responsible for the resolution of disputes between the gaming public (the patrons) and the Tribe and or the Tribe’s management contractor in accordance with the Ordinance.”

1.10	Tribe and Manager desire that all other provisions of the Management Agreement continue through September 30, 2013.

2.0	Definitions.

All definitions are to remain as defined in the MANAGEMENT AGREEMENT unless revised by the Amendment No. ONE, Amendment No. TWO, or this Amendment No. THREE.

AMENDMENT NO. THREE – OCTOBER 19, 2009

STABLES – JTVT II & III	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. THREE – OCTOBER 19, 2009

3.0	Incorporation by Reference.

This Amendment No. THREE incorporates the Management Agreement and Amendment No. ONE and Amendment No. TWO by this reference.

(The remainder of this page is intended to be blank.)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. TWO the day and year first above written.

AMENDMENT NO. THREE – OCTOBER 19, 2009

STABLES – JTVT II & III	Document ____ of ____

MANAGEMENT AGREEMENT
AMENDMENT NO. THREE – OCTOBER 19, 2009

MODOC TRIBE	MODOC TRIBE OF OKLAHOMA
A Federally recognized Indian Tribe

By: /s/ Bill G. Follis
Bill G. Follis, Its Chief

ATTEST:

Secretary

MANAGER:	BUTLER NATIONAL SERVICE CORPORATION
A Kansas Corporation

By: /s/ Clark D. Stewart
Clark D. Stewart, President
Its authorized officer

ATTEST:

/s/ Christopher J. Reedy
Secretary

APPROVED:	NATIONAL INDIAN GAMING COMMISSION
UNITED STATES DEPARTMENT OF THE INTERIOR

By:
Its Chairwoman

AMENDMENT NO. THREE – OCTOBER 19, 2009